EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Ya Tang Chao, President, Chief Executive Officer, Treasurer, Secretary, Principal Financial Officer and Director of Web Wizard Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Web Wizard Inc., for the fiscal year ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Web Wizard Inc.


/s/ Ya Tang Chao
-------------------------------------------------
Ya Tang Chao
President, Chief Executive Officer,
Treasurer, Secretary, Principal Financial Officer
and Director
December * , 2011